Income Tax	12 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Income Tax

NOTE 11 – INCOME TAX

Cayman Islands

The Company is incorporated in Cayman Islands and is not subject to tax on income or capital gains under current Cayman Islands law. In addition, upon payments of dividends by the Company entities to their shareholders, no Cayman Islands withholding tax will be imposed. Accordingly, the Company do not accrue for taxes.

Australia

noco-noco Australia Pty Ltd is incorporated in Australia and under the current tax laws of Australia, its standard corporate income tax rate is 30%. noco-noco Australia has been dormant since incorporation and has not engaged in any business activities since its incorporation.

Singapore

noco-noco Pte. Ltd. is incorporated in Singapore, and under the current tax laws of Singapore, its standard corporate income tax rate is 17%.

Due to the noco-noco's net loss position, there was no provision for income taxes recorded as of June 30, 2024 and 2023. Management considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more-likely-than-not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, and the duration of statutory carry forward periods. Valuation allowances have been established for deferred tax assets based on a more-likely-than-not threshold. Due to a history of losses, noco-noco assessed it was not more likely than not that the deferred tax assets would be realized in the foreseeable future.

	June 30, 2024	June 30, 2023	June 30, 2022
	$	$	$
Loss before tax	(11,254,626)	(16,791,770)	(1,076,823)
Singapore statutory income tax rate	17%	17%	17%
Income tax expense computed at statutory rate	(1,913,286)	(2,854,601)	(183,060)
Reconciling items:
Income not subject to tax in Singapore	—	—	(11,680)
Non-deductible expenses	1,875,179	2,236,523	—
Change in valuation allowance	—	618,078	194,740
Others	38,107	—	—
Income tax expenses	—	—	—

noco-noco evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of June 30, 2024 and 2023, noco-noco did not have any significant unrecognized uncertain tax positions. noco-noco did not accrue any liability, interest or penalties related to uncertain tax positions in its provision for income taxes line of its consolidated statements of operations for the years ended June 30, 2024 and 2023. noco-noco does not believe that its uncertain tax benefits position will materially change over the next twelve months.

As of June 30, 2024, Singapore tax returns for the years 2020 to 2024 are subject to examination by the tax authorities.

noco-noco had net operating loss carried forward for tax purposes of approximately $2,590,374 as of June 30, 2024 arising from prior periods, which may be carried forward indefinitely to offset future taxable income.